                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 2001


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                      PASS-THROUGH CERTIFICATE TRUST 2000-4
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       33-36743                 applied for
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS employee
     of incorporation)                file numbers)          identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.           Other Events.
                  ------------

                  Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and Firstar Trust Company (the "Trustee"), on January 15, 2001, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits.

                           The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                           Exhibit No.          Description
                           -----------          -----------

                              99.1 Monthly Report delivered to Certificateholders on
                                                January 15, 2001.
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2001


                                     MANUFACTURED HOUSING CONTRACT
                                     SENIOR/SUBORDINATE PASS-THROUGH
                                     CERTIFICATE TRUST 2000-4

                                     By CONSECO FINANCE CORP.
                                        as Servicer with respect to the Trust


                                     By: /s/ Phyllis A. Knight
                                         ---------------------------------------
                                         PHYLLIS A. KNIGHT
                                         Senior Vice President and Treasurer
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                                INDEX TO EXHIBITS



Exhibit
Number                                                                      Page
------                                                                      ----

 99.1      Monthly Report delivered to Certificateholders                     5
           on January 15, 2001.